                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                            AMERICAN GATEWAY SERIES

                       Supplement dated February 4, 2000
                                       To
                        Prospectus dated April 30, 1999

  For Policies issued in New York, the following special provisions apply:

1. The Death Benefit, described on page A-16 and A-17 of the prospectus, is payable on receipt of proof that the death of the Insured occurred prior to the Maturity Date. The Maturity Date is the date when the insured(s) reaches age 100 (based on a single life or if the joint equal issue age is 100). If the insured is living on the Maturity Date and the policy is still in force, the net cash value of the policy will be paid to the policy owner.

2. The section entitled "Premium Payments" on page A-12 of the prospectus explains requirements that may apply to additional payments. For policies issued in New York, no additional payment can be less than $10,000.

3. Sales charges will not be reduced or waived for Policies sold in New York to group or sponsored arrangements. (See "Group or Sponsored Arrangements" on page A-27 of the prospectus.)

4. The section entitled "Transfer Option" on page A-15 of the prospectus explains that for transfers we determine are based on market-timing (e.g. transfers under different Policies that are being requested under Powers of Attorney with a common attorney-in-fact or that are in our determination based on the recommendation of a common investment adviser or broker-dealer), we will only allow one transfer every 30 days. For Policies issued in New York, this limitation does not apply. In New York, as in all other states, however, transfers can be made under Powers of Attorney only with our consent.